UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2005

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California		92707
(Address of Principal Executive Offices)		(Zip Code)

(714) 540-8900
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 8, 2005, the New York Stock Exchange (the “Exchange”) informed MSC.Software Corporation (the “Company”) that because of the delay in the filing of its annual report for the fiscal year ended December 31, 2003, the Company is not in compliance with the Exchange’s reporting requirements and that the Exchange will suspend trading in the Company’s stock on the Exchange before the opening of the market on March 11, 2005.  After the suspension, the Company anticipates that its stock will trade on the Over-The-Counter Pink Sheets.  The Exchange also stated that trading could be suspended earlier if there is a material adverse development.

Application by the Exchange to the Securities and Exchange Commission to delist the issue is pending the completion of applicable procedures, including any appeal by the Company of the Exchange’s staff decision.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSC.SOFTWARE CORPORATION
(Registrant)

		By:	/s/ John J. Laskey
Date:	February 9, 2005		JOHN J. LASKEY
Senior Vice President and Chief Financial Officer